UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 7, 2007
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                                 Date of Report
                        (Date of earliest event reported)


                               MSB Financial Corp.
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             (Exact name of Registrant as specified in its Charter)

       United States                    001-33246              34-1981437
 ----------------------------       ---------------          -------------
 (State or other jurisdiction       (SEC Commission          (IRS Employer
     of incorporation)                  File No.)        Identification Number)

1902 Long Hill Road, Millington, New Jersey                   07946-0417
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (908) 647-4000
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act
___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02         Results of Operations and Financial Condition

         On August 7, 2007, the Registrant issued a press release to report earnings for its fiscal year ended June 30, 2007. A copy of the press release is furnished with this Form 8-K as Exhibit 99.

Item 9.01.        Financial Statements and Exhibits


         Exhibit
         Number   Description
         --------------------
          99      Press Release dated August 7, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           MSB FINANCIAL CORP.


Date: August 10, 2007                      By:   /s/Michael A. Shriner
                                                 -------------------------------
                                                 Michael A. Shriner
                                                 Executive Vice President and
                                                    Chief Operating Officer